UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

Commission File Number	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	IRS Employer Identification Number
1-15929 1-3382 1-3274	PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
State of Incorporation: Florida

56-2155481 56-0165465 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 14, 2005, Geoffrey S. Chatas, Executive Vice President and Chief Financial Officer of Progress Energy, Inc. (the “Company”) resigned as officer of the Company and its subsidiaries effective the close of business on November 14, 2005 to pursue other interests. The separation of the Company and Mr. Chatas did not involve any issues with the Company’s accounting, financial statements or internal controls.

Mr. Chatas will remain with the Company for transitional purposes through the beginning of 2006. At the conclusion of the transitional time, and upon Mr. Chatas’ departure, Mr. Chatas’ employment will be terminated pursuant to the terms of the Employment Agreement dated January 8, 2004 between him and Progress Energy Service Company, LLC (“PESC”), a subsidiary of the Company. Under the terms of the Employment Agreement, Mr. Chatas will be entitled to salary continuance and other severance benefits. The Employment Agreement was filed as Exhibit 10c(28) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (filed March 12, 2004).

In addition to the salary continuance and other severance benefits discussed above, the Company has entered into an agreement with Mr. Chatas whereby Mr. Chatas will be able to participate in certain aspects of the Company’s relocation program pertaining to the sale of Mr. Chatas’ house. Additionally, the agreement provides that Mr. Chatas will not be required to repay expenses incurred by the Company in connection with Mr. Chatas’ relocation to Raleigh, North Carolina. A copy of the agreement is attached to this Form 8-K as Exhibit 99.1.

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

The information set forth under “ITEM 1.01 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT” is incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The information set forth under “ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT” is incorporated herein by reference.

On November 14, 2005, Peter M. Scott III, President and Chief Executive Officer of PESC, was appointed Chief Financial Officer of the Company and its subsidiaries. The terms of Mr. Scott’s employment agreement effective August 1, 2000 between him and PESC remain unchanged. The form of employment agreement was filed as Exhibit 10v to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 (filed November 14, 2000), and a description of the material terms of the agreement contained in the Company’s 2005 Proxy Statement on Schedule 14A (filed March 31, 2005) is incorporated herein by reference. Mr. Scott is 55 years old, and the description of Mr. Scott’s business experience for the past five years, including all positions and offices held within the Company, contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (filed March 16, 2005) is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)      Exhibits

               99.1      General Release & Severance Agreement dated November 14, 2005 by and between Geoffrey S. Chatas and Progress Energy Service Company, LLC

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. Registrant By: /s/ Frank A. Schiller Frank A. Schiller Assistant Secretary

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC. Registrant By: /s/ Frank A. Schiller Frank A. Schiller General Counsel and Assistant Secretary

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. Registrant By: /s/ Frank A. Schiller Frank A. Schiller General Counsel and Secretary

Date: November 14, 2005